                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-12

                          A.C. MOORE ARTS & CRAFTS, INC.
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                         A.C. MOORE ARTS & CRAFTS, INC.
                              500 University Court
                               Blackwood, NJ 08012

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held June 18, 2004

To the Shareholders of A.C. Moore Arts & Crafts, Inc.:

         The 2004 Annual Meeting of Shareholders (the "Meeting") of A.C. Moore Arts & Crafts, Inc. (the "Company" or "A.C. Moore") will be held on Friday, June 18, 2004 at 10:00 a.m., prevailing time, at the Company's headquarters, located at 500 University Court, Blackwood, New Jersey, 08012 for the purpose of considering and acting upon the following:

           1. To elect two Class B directors to hold office for a term of three years and until each of their respective successors is duly elected and qualified, as described in the accompanying proxy statement;

           2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

           3. To transact such other business as may properly come before the Meeting.

       Only shareholders of record at the close of business on April 20, 2004, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

       If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Meeting.

       If you are a registered shareholder (that is, if your stock is registered in your name), you may vote by telephone or electronically through the Internet, by following the instructions included with your proxy card. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., Eastern Standard Time, on June 17, 2004. If you vote by telephone or electronically through the Internet, you do not need to return your proxy card. If your shares are held in "street name," (that is, if your stock is registered in the name of your broker or bank) please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

       YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE YOUR SHARES PROMPTLY TO ENSURE THEY ARE REPRESENTED AT THE MEETING. YOU MAY SUBMIT YOUR PROXY VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET AS DESCRIBED IN THE FOLLOWING MATERIALS OR BY COMPLETING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE SELF-ADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors

                                              Janet Parker
                                              Secretary
Blackwood, New Jersey
April 23, 2004

                         A.C. MOORE ARTS & CRAFTS, INC.
                              500 University Court
                               Blackwood, NJ 08012
                                 (856) 228-6700


                          -----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


                          -----------------------------

         The Board of Directors of A.C. Moore Arts & Crafts, Inc. (the "Company" or "A.C. Moore") is soliciting proxies for use at the 2004 Annual Meeting of Shareholders (the "Meeting") and any adjournments or postponements thereof. This proxy statement and accompanying proxy card are first being mailed or given to shareholders on or about April 23, 2004.

            QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

When is the Meeting and where will it be held?

         The meeting will be held on Friday, June 18, 2004 at 10:00 a.m., prevailing time, at the Company's new headquarters, located at 500 University Court, Blackwood, New Jersey, 08012.

What is the purpose of the Meeting?

         At the Meeting, shareholders will consider and act upon the matters outlined in the Notice of Annual Meeting of Shareholders, including:

         o    the election of two Class B directors;

         o ratification of the appointment of the Company's independent auditors; and

         o    such other business as may properly come before the Meeting.

Who is entitled to vote at the Meeting?

         The Board has set April 20, 2004 as the record date for the Meeting (the "Record Date"). If you were a shareholder of record, as shown on the stock transfer books of the Company, at the close of business on the Record Date, you are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote on each matter which may be brought before the meeting.

         On the Record Date, there were 19,413,076 shares of common stock, no par value per share (the "Common Stock") issued and outstanding and, therefore, eligible to vote at the meeting.

How many shares must be present to hold the Meeting?

         The holders of a majority of the outstanding shares of Common Stock as of the Record Date must be present, in person or represented by proxy, at the Meeting in order to hold the Meeting and conduct business. This is called a quorum. If you submit a properly executed proxy card, vote by telephone or electronically through the Internet, then your shares will be counted as part of the quorum. All shares of the Company's Common Stock present in person or represented by proxy (including broker non-votes) and entitled to vote at the Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum.

         If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

What vote is required for the election of directors or for a proposal to be approved?

         The election of directors will be determined by a plurality vote and the two nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

How do I vote my shares?

         If you are a registered shareholder (that is, if your stock is registered in your name) you may vote or provide voting instructions by telephone or electronically through the Internet, by following the instructions included with your proxy card. The deadline for registered shareholders to vote telephonically or electronically through the Internet is 11:59 p.m., Eastern Standard Time, on June 17, 2004.

         The Company encourages you to take advantage of these ways to vote your shares for matters to be covered at the Meeting. Set forth below is a summary of the three voting methods which registered shareholders may utilize to submit their votes.

         Vote by Telephone - 1-866-626-4508. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your Control Number(s) which are located on your proxy Card and then follow the directions given.

         Vote Electronically through the Internet - http://www.votestock.com. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your Control Number(s) which are located on your proxy card to create and submit an electronic ballot.

         Vote by Mail. Mark, sign and date your proxy card and return such card in the postage-paid envelope we have provided you.

         If you vote by telephone or electronically through the Internet, you do not need to return your proxy card. Please note that although there is no charge to you for voting by telephone or electronically through the Internet, there may be costs associated with electronic access such as usage charges for Internet service providers and telephone companies. The Company does not cover these costs; they are solely your responsibility. The telephone and Internet voting procedures being made available to you are valid forms of granting proxies under Pennsylvania Business Corporation Law.

         If your shares are held in "street name," (that is, if your stock is registered in the name of your broker or bank) please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

If my shares are held by my broker or other nominee, how do I vote my shares?

         If your shares are held in a stock brokerage account or by another nominee, such as a bank or trust, then the broker or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares. Your broker or other nominee could vote your shares without your instructions on the proposal for election of directors, but are not required to do so. To be sure your shares are voted, you should instruct your broker or other nominee to vote your shares.

What if I do not specify how I want my shares voted?

         If you submit a signed proxy card or submit your proxy by telephone or electronically through the Internet but do not indicate how you want your shares voted, the persons named in the enclosed proxy will vote your shares of Common
Stock:

         o "for" the election of each of the persons identified below in "Proposal 1: Election of Directors" as nominees for election as directors;

         o "for" ratification of the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the independent auditors of the Company for the year ending December 31, 2004; and

         o with respect to any other matter that properly comes before the Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of A.C. Moore.

If I abstain from voting or withhold authority to vote for any proposal, will my shares be counted in the vote?

         Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will have no effect on the vote and will not be counted in determining whether either proposal has received the required shareholder vote.

Can I change my vote after submitting my proxy?

         Yes. You can change your vote at any time before your proxy is voted at the Meeting. If you are a shareholder of record, you may revoke your proxy by:

         o    submitting a later-dated proxy by telephone, Internet or mail.

         o attending the Meeting and voting in person. Your attendance alone will not revoke your proxy. You must also vote in person at the Meeting.

         If you hold your shares in street name, you must contact your broker or other nominee regarding how to revoke your proxy and change your vote.

What does it mean if I receive more than one proxy card?

         If you receive more than one proxy card, it means that you hold shares that are registered in more than one account. To ensure that all of your shares are voted, you will need to sign and return each proxy card you receive.

Who pays for the cost of the solicitation of proxies?

         The Company will bear the cost of this solicitation. In addition to solicitation by mail, officers, directors or employees of the Company may also solicit proxies in person or by telephone, facsimile, telegraph or teletype, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of the shares they hold of record.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors shall consist of not fewer than one nor more than 15 directors, with the exact number to be fixed by the Board of Directors. The Board of Directors has fixed the number of directors at seven. Pursuant to the Articles of Incorporation of the Company, the directors are divided into three classes, which are required to be as nearly equal in number as possible. One class of directors is to be elected annually for a term of three years. The Board of Directors is currently comprised of two classes of two directors each, and one class of three directors.

         At the Meeting shareholders will elect two Class B directors to serve for a term of three years and until each of their respective successors is elected and qualified. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy "for" the election of the listed nominees or, in the event of inability of a nominee to serve for any reason, for the election of such other person as the Board of Directors may designate to fill the vacancy. The Board of Directors has no reason to believe that any nominee will not be a candidate or will be unable to serve.

         The Board of Directors has nominated Richard J. Bauer and Richard J. Drake to serve as the Class B directors. Mr. Bauer and Mr. Drake currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected. The following table sets forth information, as of the Record Date, concerning A.C. Moore's directors and nominees for election to the Board of Directors:

                                                                                            Director       Term
              Name                 Age                      Position                       Since (1)      Expires
              ----                 ---                      --------                       ---------      -------
William Kaplan ..................  76   Chairman of the Board                                 1984         2006
John E. (Jack) Parker ...........  62   Chief Executive Officer and Director                  1984         2006
Richard J. Bauer (2).............  78   Director                                              1990         2004
Richard J. Drake (2).............  70   Director                                              1984         2004
Lawrence H. Fine ................  50   President, Chief Operating Officer and Director       2002         2005
Richard Lesser ..................  69   Director                                              1993         2005
Eli J. Segal.....................  61   Lead Director                                         2002         2005
--------------------------

(1) Includes service as a director of A.C. Moore Incorporated, the Company's wholly-owned operating subsidiary.

(2)   Nominee for Director.

         The following information about A.C. Moore's directors and nominees for director is based, in part, upon information supplied by such persons. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

         Mr. Kaplan, the Company's co-founder, has been the Chairman of the Company's Board of Directors since inception. Mr. Kaplan also serves as the Chairman of the Board of Directors and an executive officer of L'egent International, Ltd. an importer and distributor of women's handbags and leather accessories, which he co-founded in 1992.

         Mr. Parker, the Company's co-founder, has been Chief Executive Officer and a director of the Company since inception and was the Company's President from inception until June 2001. From 1959 to 1984, Mr. Parker worked for the F.W. Woolworth Company, a general merchandise retailer ("Woolworth"), in various management positions, most recently as President and Chief Executive Officer of the United States General Merchandise Group where he was responsible for more than 1,000 stores, including the entire domestic chain of Woolworth retail stores. Mr. Parker is the husband of Patricia A. Parker, the Company's Executive Vice President, Merchandising, and the father of Janet Parker, the Company's Executive Vice President, Merchandising and Marketing.

         Mr. Bauer has been a director of the Company since September 1990. Mr. Bauer is Chairman of the Board and Chief Executive Officer of Eastern Alloys, Inc. an independent zinc alloyer, which he founded in 1965. Mr. Bauer is the co-founder and current Chairman of the Board of Service Aluminum Corporation, an aluminum trading company.

         Mr. Drake has been a director of the Company since its founding. He is Chairman of Drake, Sommers, Loeb, Tarshis, Catania & Liberth P.L.L.C., a professional limited liability company which renders legal services.

         Mr. Fine has been a director of the Company since August 2002. Mr. Fine has served as the Company's President since June 2001 and the Company's Chief Operating Officer since February 2003. Previously Mr. Fine was Executive Vice President - General Merchandise Manager for arts and crafts retailer Michaels Stores, Inc., a position he held since November 1996. From 1995 until joining Michaels in November 1996, he was Senior Vice President of Merchandising for Party City Corp, a specialty retailer of party merchandise. Prior to joining Party City, Mr. Fine held a variety of merchandising positions with the Jamesway Corporation, a retail mass-merchandiser, for nearly 16 years.

         Mr. Lesser has been a director of the Company since March 1993. He is currently a Senior Corporate Adviser to and a Director of The TJX Companies, Inc., a New York Stock Exchange traded retail company, and served as The TJX Companies, Inc.'s Executive Vice President from 1991 until December 6, 2001 and Chief Operating Officer from 1994 to 1999. Mr. Lesser also served as the Chairman of The Marmaxx Group, a division of TJX Companies that operates TJ Maxx and Marshalls, from February 2001 to December 2001 and was President of The Marmaxx Group from 1995 through 2001. Mr. Lesser held various other executive and merchandising positions with TJX from 1981 to 1993. Mr. Lesser is also a director of Reebok International, a New York Stock Exchange traded shoe and apparel manufacturer and Dollar Tree Stores, Inc., a Nasdaq traded retail company.

         Mr. Segal has been a director of the Company since August 2002 and was appointed the Lead Director of the Company's Board of Directors in February 2004. Mr. Segal has served as the Chairman of the Board of SchoolSports, Inc., a magazine and internet content provider, since 2000. From September 2003 through February 2004, Mr. Segal was the Chairman of the Wes Clark for President Campaign. From 1997 to 2000, Mr. Segal served as the President and Chief Executive Officer of the Welfare to Work Partnership, a nonpartisan business organization. From 1993 to 1996, Mr. Segal served as an Assistant to the President of the United States and as Chief Executive Officer of The Corporation For National Service, the federal government office overseeing AmeriCorps. Mr. Segal is a director of Hasbro, Inc., a New York Stock Exchange traded manufacturer of toys and games and Citizens Financial Group.

Independence

         The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the applicable listing standards of the Nasdaq Stock Market: William Kaplan, Richard J. Bauer, Richard J. Drake, Richard Lesser and Eli J. Segal.

Communication with the Board

         Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to an individual director or to the Company's Board of Directors, c/o Leslie H. Gordon, A.C. Moore Arts & Crafts, Inc., 500 University Court, Blackwood, NJ 08012. All shareholder communications received by Mr. Gordon will be delivered to the Company's Lead Director or to the director to which such correspondence is addressed.

Meetings of the Board of Directors and Committees

         The Board of Directors of A.C. Moore held five meetings during 2003. The Audit Committee held seven meetings, the Compensation Committee held two meetings and the Nominating Committee held one meeting during 2003. During fiscal 2003, all directors, other than Eli Segal, attended 75% or more of the meetings of the Board and committees of which they were members. Mr. Segal attended 71% of such meetings.

Attendance at Annual Meeting of Shareholders

         The Board of Directors has an informal policy that all of the directors should attend the annual meeting of shareholders, absent exceptional cause. All directors attended the 2003 annual meeting of shareholders.

Committees of the Board

         The Board of Directors has three standing committees.

         o Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the salaries, bonuses, and other forms of compensation for executive officers of A.C. Moore and administers various compensation and benefit plans. The current members of the Compensation Committee are Messrs. Bauer, Lesser (Chairman) and Segal. The Board of Directors has determined that each member of the Compensation Committee is independent as defined in the applicable listing standards of the Nasdaq Stock Market. The report of the Compensation Committee begins on page 11 of this Proxy Statement.

         o Audit Committee. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditors; reviews the independence of the Company's independent auditors; discusses with management and the Company's outside auditors the quality and adequacy of the Company's internal financial controls; discusses the Company's annual audited financial statements and quarterly financial statements with management and the Company's independent auditor; and establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee also pre-approves the professional services provided by the Company's independent auditors. The responsibilities of the Audit Committee are further described in the Audit Committee Charter adopted by the Audit Committee and the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. The current members of the Audit Committee are Messrs. Bauer (Chairman), Lesser and Segal. Mr. Drake served as a member of the Audit Committee during fiscal 2003 and resigned from his position as a member of the Audit Committee in February 2004. The Board of Directors has determined that each member of the Audit Committee is independent as defined in applicable listing standards of the Nasdaq Stock Market and SEC regulations. The report of the Audit Committee is set forth on page 9 of this Proxy Statement.

              The Board of Directors of the Company has determined that no member of the Audit Committee is an audit committee financial expert as that term is defined by the SEC. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and accounting matters to serve effectively on the Audit Committee. In addition, the Audit Committee has the ability on its own to retain independent accountants or other advisers whenever it deems appropriate. At this time, the Board of Directors does not believe that it is necessary to actively search for an outside person to serve on the Board of Directors who would qualify as an audit committee financial expert. The Board of Directors periodically will review and monitor the need for an audit committee financial expert.

         o Nominating Committee. The Nominating Committee makes recommendations to the Board of Directors regarding the size of the Board of Directors; identifies individuals qualified to become members of the Board of Directors consistent with the criteria approved by the Nominating Committee; considers nominees made by shareholders in accordance with the Company's bylaws; recommends to the Board of Directors, the director nominees for each annual meeting of shareholders; assists the Board of Directors in the event of a vacancy by identifying individuals to fill such vacancy and annually recommends, to the Board of Directors, director nominees for each board committee. The current members of the Nominating Committee are Messrs. Bauer, Lesser (Chairman) and Segal. Mr. Segal was appointed to the Nominating Committee in February 2004. The Board of Directors has determined that each member of the Nominating Committee is independent as defined in the applicable listing standards of the Nasdaq Stock Market. The Nominating Committee recommended the nomination of the directors listed on page 4, who stand for election at the 2004 annual meeting of shareholders. The Nominating Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found on the Company's website, www.acmoore.com, under the "Investor Relations" section in "Corporate Governance."

Director Nomination Process

         Director Qualifications. Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable Nasdaq and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board of Directors and committee duties. Nominees should also have experience in the retail industry and knowledge about the issues affecting the retail industry. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders. Additional special criteria apply to directors being considered to serve on a particular committee of the Board of Directors. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand the Company's financial statements.

         Director Nominee Selection Process. In the case of an incumbent director whose term of office expires, the Nominating Committee reviews such director's service to the Company during the past term, including, but not limited to, the number of board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves.

         In the case of a new director candidate, the selection process for director candidates includes the following steps:

         o identification of director candidates by the Nominating Committee based upon suggestions from current directors and executives and recommendations received from shareholders;

         o    possible engagement of a director search firm;

         o    interviews of candidates by the Nominating Committee;

         o reports to the Board of Directors by the Nominating Committee on the selection process;

         o    recommendations by the Nominating Committee; and

         o formal nominations by the Board of Directors for inclusion in the slate of directors at the annual meeting.

         The Nominating Committee will consider properly submitted shareholder recommendations for director candidates. Director candidates recommended by shareholders are given the same consideration as candidates suggested by directors and executive officers. Under the Company's bylaws, a shareholder who desires to nominate directors for election at the Company's shareholders meeting must comply with the procedures summarized below under "- Shareholder Nominations".

         Shareholder Nominations. According to the Company's bylaws, nominations by shareholders for directors to be elected at a meeting of shareholders which have not previously been approved by the Board of Directors must be submitted to the Secretary of the Corporation in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each nomination is required to set forth:

         o the name and address of the shareholder making the nomination and the person or persons nominated;

         o a representation that the shareholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

         o a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder;

         o such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and

         o the consent of each nominee to serve as a director of the Company if so elected. All nominations which are late will be rejected by the Company.

Audit Committee Report

         On February 19, 2004, the Audit Committee met with management to review and discuss the audited financial statements. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also conducted discussions with its independent auditors, PricewaterhouseCoopers, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from PricewaterhouseCoopers regarding its independence and has discussed with PricewaterhouseCoopers its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

         This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement, except to the extent that the Company specifically requests that the Report be specifically incorporated by reference.

                               THE AUDIT COMMITTEE

                           Richard J. Bauer (Chairman)
                                 Richard Lesser
                                  Eli J. Segal

Director Compensation

         Directors' Fees. Except for Mr. Kaplan, who received annual directors' compensation of $150,000 for his services as Chairman of the Board in 2003, directors who are not officers, employees or consultants of the Company receive a directors' fee of $15,000 annually plus $1,000 for each Board of Directors meeting they attend, $1,000 for a Committee Chair, and $500 for each committee meeting they attend. In 2004, Mr. Kaplan will receive $100,000 for his services as Chairman of the Board and Mr. Segal will receive $50,000 for his services as Lead Director.

         Stock Options. Messrs. Bauer, Drake, Lesser and Segal, each a non-employee director of the Company, were each granted an option to acquire 20,000 shares of Common Stock in 2003 under the Company's 2002 Stock Option Plan.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by A.C. Moore to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director and nominee for director of A.C. Moore, (iii) by each executive officer of A.C. Moore named in the Summary Compensation Table and (iv) by all directors and executive officers of A.C. Moore as a group. Except as otherwise indicated, to the knowledge of the Company, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

                                               Shares Beneficially Owned (1)
                                               -----------------------------
        Name of Beneficial Owner                  Number             Percent
        ------------------------                  ------             -------
William Kaplan (2).......................        2,500,162   (3)      12.9%
Jack Parker (2)..........................        2,761,700   (4)      14.2
Patricia A. Parker ......................           38,333   (5)       *
Lawrence H. Fine.........................           83,495   (6)       *
Leslie H. Gordon.........................           97,667   (7)       *
Jack Robinson............................           75,950   (8)       *
Richard J. Bauer.........................           57,000   (9)       *
Richard J. Drake.........................           86,000  (10)       *
Richard Lesser...........................           64,000  (11)       *
Eli J. Segal.............................            6,667  (12)       *
T. Rowe Price Associates, Inc............        1,777,600  (13)       9.2
Wellington Management, LLP...............        2,708,580  (14)      14.0
The 2004 William Kaplan GRAT.............        2,000,000  (15)      10.3
All executive officers and
  directors as a group (12 persons)......        5,863,786  (16)      29.4

----------------------------

*  Denotes less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the Common Stock. Shares of Common Stock issuable upon the exercise of securities currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.

(2) The address of each of Messrs. Kaplan and Parker is 500 University Court, Blackwood, New Jersey 08012.

(3) Includes: (i) 2,000,000 shares held of record by The 2004 William Kaplan GRAT. Mr. Kaplan is the Investment Trustee of The 2004 William Kaplan GRAT. Accordingly, Mr. Kaplan has the sole power to vote and dispose of the shares owned of record by The 2004 William Kaplan GRAT.

(4) Does not include 38,333 shares subject to presently exercisable options owned by Patricia A. Parker, Mr. Parker's spouse, as to which Mr. Parker disclaims beneficial ownership.

(5) Ms. Parker's total includes 38,333 shares subject to presently exercisable options. Does not include 2,761,700 shares owned of record by Jack Parker, Ms. Parker's spouse, as to which Ms. Parker disclaims beneficial ownership.

(6)    Includes: (i) 58,333 shares subject to presently exercisable options and
       (ii) 1,162 shares of Common Stock allocated to Mr. Fine's account under A.C. Moore's 401(k) Plan. This information related to the 401(k) Plan is based on a plan statement dated as of December 31, 2003.

(7)    Includes 62,667 shares subject to presently exercisable options.

(8)    Includes: (i) 74,167 shares subject to presently exercisable options and
       (ii) 783 shares of Common Stock allocated to Mr. Robinson's account under A.C. Moore's 401(k) Plan. This information related to the 401(k) Plan is based on a plan statement dated as of December 31, 2003.

(9) Includes 54,000 shares subject to presently exercisable options. Does not include 9,800 shares owned of record by Mr. Bauer's spouse, as to which Mr. Bauer disclaims beneficial ownership.

(10)   Includes 82,000 shares subject to presently exercisable options.

(11)   Represents 64,000 shares subject to presently exercisable options.

(12)   Includes 6,667 shares subject to presently exercisable options.

(13) Information with respect to T. Rowe Price Associates, Inc. is derived from T. Rowe Price Associates, Inc. Schedule 13G relating to A.C. Moore filed with the SEC. The address of T. Rowe Price Associates, Inc. is 100
       E. Pratt Street, Baltimore, Maryland 21202.

(14) Information with respect to Wellington Management Company, LLP (WMC) is derived from WMC's schedule 13G relating to A.C. Moore filed with the SEC. The address of WMC is 75 State Street, Boston, Massachusetts 02109.

(15) The address of The 2004 William Kaplan GRAT is c/o Robert J. Laughlin, V.P., J.P. Morgan Trust Company of Delaware, 500 Stanton Christiana Road, Newark, DE 19713. William Kaplan is the Investment Trustee of The 2004 William Kaplan GRAT. Accordingly, Mr. Kaplan has the sole power to vote and dispose of the shares owned of record by The 2004 William Kaplan GRAT.

(16)   Includes 524,334 shares subject to presently exercisable options.

Executive Compensation

         Compensation Committee Report

         The Compensation Committee of A.C. Moore's Board of Directors reviews comparative executive compensation in order to make compensation recommendations to the Board regarding the Company's chief executive officer and other executive officers and oversees all compensation programs involving the issuance of equity securities of A.C. Moore. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation, integrate pay with A.C. Moore's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist A.C. Moore in attracting and retaining qualified executives.

         A.C. Moore's executive officer compensation program is comprised of base salary, annual cash incentive compensation, and long-term incentive compensation in the form of stock options, and various benefits available to all full time employees of A.C. Moore, including participation in group medical and life insurance plans and a 401(k) Plan. The Company seeks to be competitive with compensation programs offered by companies of a similar size within the retail industry.

         Base Salary and Incentive Compensation. Prior to the beginning of each fiscal year, financial and other goals are established for the Company and reviewed with the Board. Each executive officer is responsible for accomplishing the goals pertaining to his or her area of responsibility. Base salaries are based on the results of individual performance, as well as other considerations such as the executive officer's level of responsibility, years of service with A.C. Moore, professional background and surveys of compensation levels of comparable retail companies. Incentive compensation is based upon the achievement of Company profit objectives. All executive officers, except Jack Parker who has excluded himself from the Company's incentive compensation program, are eligible to participate in the Company's incentive compensation program. No executive officer of the Company received bonus compensation during 2003 because the Company did not meet the pre-approved financial objectives.

         Stock Options. A.C. Moore uses its 2002 Stock Option Plan and its 1997 Employee, Director and Consultant Stock Option Plan (the "Option Plans") as long-term incentive plans for executive officers and key employees. The objectives of the Option Plans with respect to executive officers are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in A.C. Moore. The Option Plans authorize the Compensation Committee to award stock options to officers and key employees. Stock options granted to executive officers are based upon the level and degree of responsibility of the positions they hold. In general under the Option Plans, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and are exercisable according to a vesting schedule determined by the Compensation Committee at the time of grant. In 2003, 2002 and 2001, the Board of Directors granted options to purchase an aggregate of 322,375 shares, 312,300 shares and 306,600 shares, respectively of Common Stock under the Option Plans. Information concerning the option grants to certain executive officers is set forth in the Summary Compensation Table.

         Policy with Respect to Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly held corporation, such as A.C. Moore, for certain compensation exceeding $1,000,000 paid during a calendar year to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain performance-based compensation. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the Compensation Committee intends that the Option Plans qualify for the performance-based exclusion. The Compensation Committee continually evaluates to what extent Section 162(m) will apply to its other compensation programs.

         Discussion of 2003 Compensation for the Chief Executive Officer. In considering the compensation for Mr. Parker, the Chief Executive Officer, the Compensation Committee reviewed his existing compensation arrangements and compensation levels of comparable retail companies. The Compensation Committee accordingly made the determination that the annual compensation for the Chief Executive Officer be established at $450,000 for 2003. In 2002 and 2001, the compensation committee had established Mr. Parker's compensation at $450,000 and $350,000, respectively. Mr. Parker, as a major shareholder of A.C. Moore, elected not to participate in either the incentive compensation program or the Option Plans. Mr. Parker also elected to reduce his compensation to $380,000 for 2003 and 2002 and $300,000 for 2001.

         As part of his overall compensation package, Mr. Parker was also provided various life insurance policies.

                           THE COMPENSATION COMMITTEE

                            Richard Lesser (Chairman)
                                Richard J. Bauer
                                  Eli J. Segal


         Summary Compensation Table

         The following table sets forth the compensation earned during each of the last three years by the Company's Chief Executive Officer and four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") whose aggregate salaries and bonuses exceeded $100,000 for services rendered in all capacities to the Company during 2003:


                                                                                   Long Term
                                                                                 Compensation
                                                   Annual Compensation           ------------
                                           -----------------------------------    Securities
                                                                                  Underlying        All Other
  Name and Principal Position     Year         Salary             Bonus            Options        Compensation
  ---------------------------     ----         ------             -----            -------        ------------
Jack Parker....................   2003         $ 380,000              --                --          $ 46,141(1)
Chief Executive Officer           2002           380,000              --                --            48,721
                                  2001           300,000              --                --            47,703

Lawrence H. Fine...............   2003         $ 350,000        $     --           100,000          $  1,500(4)
President                         2002           338,462          64,700           100,000             1,500
                                  2001           175,000         100,000(2)        100,000(3)          1,500

Leslie H. Gordon...............   2003         $ 244,625        $     --            20,000          $  1,500(4)
Executive Vice President and      2002           237,500          57,250            20,000             1,500
Chief Financial Officer           2001           225,000          47,500            18,000(3)          1,500

Patricia A. Parker.............   2003         $ 215,000        $     --            10,000          $  1,500(4)
Executive Vice President,         2002           215,000          32,350            10,000            16,661
Merchandising                     2001           215,000          30,000                --            19,310

Jack Robinson..................   2003         $ 220,000              --             7,500          $  1,500(4)
Executive Vice President,
Store Operations

----------------------------
(1) Includes (i) $44,641 of life insurance premiums paid by the Company in 2003 and (ii) $1,500 annual contribution by the Company pursuant to the Company's 401(k) Plan.
(2)    Includes a $50,000 employment signing bonus.
(3) Adjusted to reflect the two-for-one stock split distributed on July 31, 2002.
(4) Represents annual contribution by the Company pursuant to the Company's 401(k) Plan.


         Option Grants in Last Fiscal Year

         The following table sets forth certain information concerning stock options granted during fiscal 2003 to the Named Executive Officers. The exercise price per share of each option was equal to the fair market value of the Common Stock at the grant date as determined by the Board of Directors.





                                                    Individual Grants
                                 -----------------------------------------
                                                    Percent of                             Potential Realizable Value
                                                       Total                               at Assumed Annual Rates of
                                    Number of         Options     Exercise                Stock Price Appreciation for
                                    Securities      Granted to    or Base                        Option Term(1)
                                    Underlying     Employees in    Price     Expiration   ----------------------------
             Name                Options Granted   Fiscal Year   ($/Share)      Date             5%            10%
             ----                ---------------   ------------  ---------   ----------     -----------   ------------
Jack Parker....................            --            --            --            --              --           --
Lawrence H. Fine...............       100,000          31.0        $26.67     8/29/2013     $ 1,677,000   $4,251,000
Leslie H. Gordon...............        20,000           6.2         26.67     8/29/2013         335,400      850,200
Patricia A. Parker.............        10,000           3.1         26.67     8/29/2013         167,700      425,100
Jack Robinson..................         7,500           2.3         26.67     8/29/2013         125,775      318,825

---------------------------

(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercise of stock options will depend on the future performance of the Common Stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table sets forth certain information concerning the number and value of unexercised options to purchase Common Stock held at the end of fiscal 2003 by the Named Executive Officers.

                                                               Number of Securities       Value of Unexercised In-
                                                              Underlying Unexercised        The Money Options at
                                                            Options at Fiscal Year-End       Fiscal Year End (1)
                                Shares                     ---------------------------   --------------------------
                             Acquired on
            Name              Exercise    Value Realized   Exercisable   Unexercisable   Exercisable  Unexercisable
            ----              --------    --------------   -----------   -------------   -----------  -------------
 Jack Parker................        --           --                --              --            --             --
 Lawrence H. Fine...........    41,666    $ 622,764 (2)        58,333         200,001   $   350,250      $ 470,343
 Leslie H. Gordon...........    85,000    1,344,686 (3)        92,667          39,333     1,308,560         67,640
 Patricia A. Parker.........        --           --            38,333          16,667       558,000          1,000
 Jack Robinson..............        --           --            74,167          15,833     1,057,358         37,217
----------------------------


(1) Based upon the latest reported sale price on the Nasdaq National Market on December 31, 2003 ($19.26 per share) less the option exercise price.
(2) Of the 41,666 shares acquired on exercise, Mr. Fine retained ownership of 20,000 shares with a value realized of $228,300.
(3) Of the 85,000 shares acquired on exercise, Mr. Gordon retained ownership of 10,000 shares with a value realized of $190,000.

         Employment Agreements

         On June 11, 2001, the Company entered into an employment agreement with the Company's President, Lawrence H. Fine. The term of Mr. Fine's employment agreement is three years, unless earlier terminated by the Company or Mr. Fine. Mr. Fine's employment agreement entitles him to receive an annual base salary of $325,000 for his first year of employment, $350,000 for his second year of employment and $375,000 for his third year of employment. Irrespective of Mr. Fine's employment agreement, the Company and Mr. Fine agreed to maintain Mr. Fine's salary at $350,000 during his third year of employment. Mr. Fine's employment agreement also provides for the payment of a minimum guaranteed annual bonus in the amount of $50,000. As the Company did not meet its 2003 financial objectives, Mr. Fine elected not to receive his annual bonus for that year. Mr. Fine's employment agreement provides for severance payments to be paid to Mr. Fine if his employment is terminated by the Company without cause or in the event of a change in control transaction.

         In accordance with the terms of his employment agreement, Mr. Fine was granted options to acquire 100,000 shares of Common Stock under the Option Plans upon the commencement of his employment and options for an additional 100,000 shares on August 22, 2002. Mr. Fine's employment agreement further provides that in the third year of his employment, and in each subsequent year, Mr. Fine will be a participant in the Company's Option Plans, and that further stock options grants will be in accordance with the provisions of the Company's Option Plans.

         Mr. Fine's employment agreement also prohibits him from divulging confidential information regarding the Company or the Company's business to any other party. In addition, Mr. Fine's employment agreement prohibits him, during the term of his employment with the Company and for a period of two years following termination of his employment, from engaging in a business that competes with the Company and from soliciting as executives or managers any individuals who were the Company's executives or managers at the time of his employment.

         Severance Arrangement

         The Company has agreed to pay Leslie H. Gordon a sum equal to one year of his then current salary if his employment is terminated by the Company without cause.

Certain Relationships and Related Transactions

         Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of Messrs. Bauer and Lesser in 2003. No person who served as a member of the Compensation Committee during 2003 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2003, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

         Other Related Transactions

         Richard J. Drake, a director of the Company, is a member of a law firm which the Company has retained during 2003 and which the Company intends to retain during 2004.

         In 2003, the Company reimbursed L'egent International, Ltd. and related companies ("L'egent") $352,295 for merchandise sold in the Company's stores. William Kaplan, a director of the Company, is Chairman of the Board of Directors and an executive officer and principal shareholder of L'egent.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the yearly changes in the total return on the Company's Common Stock against two other measures of performance. The comparison is on a cumulative basis for the Company's last five fiscal years. The two other performance measures are the Nasdaq Stock Market Index and the Nasdaq Retail Trade Index. In each case, we assumed an initial investment of $100 on December 31, 1998. Dates on the following chart represent the last trading day of the indicated calendar year. We paid no dividends during such five-year period.





[OBJECT OMITTED]





                                                                      December 31,
                                            -----------------------------------------------------------------
                                            1998         1999         2000       2001        2002        2003
                                            ----         ----         ----       ----        ----        ----
A.C. Moore                                   100           95          134        480         414         627
Nasdaq Stock Market Index                    100          185          112         89          61          92
The NASDAQ Retail Trade Index                100           88           54         74          63          88


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2003, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten-percent beneficial owners were complied with during 2003, except that the following reports were not timely filed: Jack Robinson filed a Form 3 which was not timely by approximately twenty days and Richard Lesser, Jack Robinson, Lawrence Fine, Janet Parker, Leslie Gordon, Eli Segal, Richard Drake, Richard Bauer and Patricia Parker, each filed a Form 4 related to a grant of options which was not timely by three days.

                              SHAREHOLDER PROPOSALS

         Under the Company's bylaws, shareholder proposals with respect to the 2005 annual meeting of shareholders, including nominations for directors, which have not been previously approved by the Board of Directors must be submitted to the Secretary of the Company not later than December 27, 2004. Any such proposals must be in writing and sent either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid to A.C. Moore Arts & Crafts, Inc., 500 University Court, Blackwood, NJ 08012, attention: Secretary of the Company. Each nomination or proposal must include the information required by the bylaws. All late or nonconforming nominations or proposals will be rejected.

         Shareholder proposals for the 2005 annual meeting of shareholders must be submitted to A.C. Moore by December 27, 2004 to receive consideration for inclusion in A.C. Moore's proxy statement relating to the 2005 annual meeting of shareholders. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8.

         In addition, shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2005 annual meeting of shareholders is December 27, 2004. As to all such matters which the Company does not have notice on or prior to December 27, 2004, discretionary authority shall be granted to the persons designated in the Company's proxy statement related to the 2005 annual meeting of shareholders to vote on such proposal.

                                   PROPOSAL 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers, independent auditors, to serve as A.C. Moore's independent auditors for the year ending December 31, 2004. Shareholders will be asked to ratify this appointment. Although action by the shareholders on this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of the appointment of independent auditors to provide a forum for shareholders to express their views with regard to the Audit Committee's appointment. If the shareholders do not ratify the appointment of PricewaterhouseCoopers, the selection of independent auditors may be reconsidered by the Audit Committee. A representative of PricewaterhouseCoopers is expected to be present at the Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Principal Accountant Fees and Services

         Aggregate fees for professional services rendered for us by PricewaterhouseCoopers as of or for the years ended December 31, 2003 and 2002 were:

Services Rendered (1)                            2003          2002
------------------------------------------------------------------------
Audit Fees..............................         $ 213,500     $ 156,500
Audit Related fees......................            33,000        65,000
Tax Fees................................            20,491        55,285
All Other Fees..........................                --            --
Total...................................         $ 266,991     $ 276,785
----------------------------

(1) The aggregate fees included in Audit fees are fees billed for the fiscal years for the audit of the registrant's annual financial statements and reviews of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

         Audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, quarterly reviews, issuance of consents, and assistance with review of documents filed with the SEC.

         Audit related fees for the year ended December 31, 2003 and 2002 were for internal control procedures and consultations concerning financial accounting and reporting standards.

         Tax fees for the year ended December 31, 2003 and 2002 were for services relating to tax advice and tax planning other than those directly related to the audit of the income tax accrual.

         The Audit Committee has considered and determined that the services provided by PricewaterhouseCoopers are compatible with PricewaterhouseCoopers maintaining its independence.

         The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee pre-approved all of the audit and non-audit services provided to the Company by PricewaterhouseCoopers in fiscal year 2003.


The Board of Directors recommends that you vote "FOR" approval of Proposal 2.

                                  OTHER MATTERS

         A.C. Moore is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company did not receive notice by December 17, 2003 were to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                  HOUSEHOLDING

         In order to reduce printing costs and postage fees, the Company has adopted the process called "householding" for mailing its annual report and proxy statement to "street name holders," which refers to shareholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the Company's annual report and proxy statement, unless the Company receives contrary instructions from a street name holder at that address. The Company will continue to mail a proxy card to each shareholder of record.

         If you prefer to receive multiple copies of the Company's proxy statement and annual report at the same address, you may obtain additional copies by writing to A.C. Moore Arts & Crafts, Inc. ATTN.: Leslie H. Gordon, Executive Vice President and Chief Financial Officer, 500 University Court, Blackwood, NJ 08012 or by calling (856) 228-6700, ext. 109. Eligible shareholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Company in the same manner.

                   ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

         This Proxy Statement is accompanied by A.C. Moore's 2003 Annual Report to Shareholders which includes a copy of the Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC.

                                    By Order of the Board of Directors



                                    Janet Parker
                                    Secretary
Blackwood, New Jersey
April 23, 2004

                                   APPENDIX A

                         A.C. MOORE ARTS & CRAFTS, INC.

                             AUDIT COMMITTEE CHARTER



                                     Purpose

         There shall be a committee of the board of directors (the "Board") to be known as the audit committee. The audit committee's purpose is to:

         (A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

         (B) prepare an audit committee report as required by the SEC's rules to be included in the Company's annual proxy statements, or, if the Company does not file a proxy statement, in the Company's annual report filed on Form 10-K with the SEC.

                                   Composition

         The audit committee shall have at least three (3) members, each of whom must meet the following conditions:

         (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350 (d)(2)(B));

         (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c));

         (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

         (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement.



                  Additionally, the Company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chairperson of the audit committee. Alternatively, the audit committee members shall elect a chairperson by vote of a majority of the full committee. The chairperson will have authority to act on behalf of the audit committee between meetings.

                     Specific Responsibilities and Authority

         The specific responsibilities and authority of the audit committee shall be as follows:

         (A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

         (B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

         (C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

         (D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

         (E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

         (F) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

         (G) discuss the Company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

         (H) discuss with management and the outside auditors the quality and adequacy of the Company's internal financial controls;

         (I) report regularly to the Board;

         (J) make an annual performance evaluation of the audit committee;

         (K) review and reassess the adequacy of the audit committee's charter annually; and

         (L) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

                                General Comments

         While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the audit committee will review

         (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

         (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principle ("GAAP") methods on the financial statements; and

         (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

                                    Meetings

         The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

         Any member of the Audit Committee may call a meeting of the Committee upon due notice to each other member. Any action of the Audit Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Audit Committee may be taken without a meeting, if all members of the Audit Committee consent thereto in writing.

                                   Delegation

         Any duties and responsibilities of the audit committee, including, but not limited to, the authority to pre-approve all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

                                   Limitations

         The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statements or the auditing of the Company's financial statements. The members of the audit committee are not employees of the Company and need not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                    APPENDIX B
                                                                  Form of Proxy




                         A.C. MOORE ARTS & CRAFTS, INC.
                              BLACKWOOD, NEW JERSEY

          PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS, JUNE 18, 2004

                  Solicited On Behalf of the Board of Directors


         The undersigned hereby constitutes and appoints Jack Parker and William Kaplan, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the annual meeting of shareholders of A.C. Moore Arts & Crafts, Inc. to be held on the 18th day of June, 2004 and at any postponement or adjournment thereof, and to vote all of the shares of A.C. Moore Arts & Crafts, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as marked.

         This Proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote FOR each proposal listed on this proxy card.

         A majority of said attorneys and proxies present and acting at the meeting in person or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. Discretionary authority is conferred hereby as to certain matters as may properly come before the meeting.


              (Continued and to be marked, signed and dated on the reverse side)




(1)   The election of Richard J. Bauer and Richard J. Drake as Class B directors of the Company to hold office for a term of three years and until each of their respective successors is duly elected and qualified.

          FOR all nominees                  WITHHOLD AUTHORITY                  (INSTRUCTION: To withhold authority to vote
          listed above (except              to vote for the                     for any individual nominee, write that nominee's
          as marked to the                  nominees listed                     name in the space provided below.)
          contrary at right.)               above.

                   [    ]                            [    ]                     ---------------------------------------------------


(2)   Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004.

                    FOR                             AGAINST                     ABSTAIN

                   [    ]                            [    ]                     [    ]

(3)   To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

                                                                        Receipt of the Notice of Annual Meeting of
                                                                        Shareholders and Proxy Statement dated April 23,
                                                                        2004 and the Company's 2003 Annual Report to
                                                                        Shareholders is hereby acknowledged.

                                                                       ---------------------------------------
                                                                       Signature

                                                                       ---------------------------------------
                                                                       Signature

                                                                       Dated: _________________________________

                                                                        Please sign exactly as your name or names appear
                                                                        hereon, including any official position or
                                                                        representative capacity.

          Please mark, date and sign this proxy and return it promptly in the enclosed postage paid envelope.
 ---------------------------------------------------------------------------------------------------------------------
                                                        cut here





                             YOUR VOTE IS IMPORTANT
                        VOTE TODAY IN ONE OF THREE WAYS:

1.   VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

     Call toll-free in the U.S. or Canada at
     1-866-626-4508 on a touch-tone telephone

     OR

2.   VOTE BY INTERNET:
     Log-on to www.votestock.com
     Enter your control number printed below
     Vote your proxy by checking the appropriate boxes
     Click on "Accept Vote"

     OR

3.   VOTE BY MAIL: If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

                                                 YOUR CONTROL NUMBER IS:

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        |                                                                                                      |
        |                  You may vote by telephone or Internet 24 hours a day, 7 days a week.                |
        |                     Telephone and Internet voting is available through 11:59 p.m.,                   |
        |                                Eastern Standard Time, on June 17, 2004.                              |
        |      Your telephone or Internet vote authorizes the named proxies to vote in the same manner         |
        |                         as if you marked, signed and returned your proxy card.                       |
        |                                                                                                      |
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